EXHIBIT K


Total	Common
	Capitalization	Equity	%

Northeast Utilities	6,221,145	1,808,972
	29.1%
The Connecticut Light and Power Company	3,247,510	619,043
	19.1%
Western Massachusetts Electric Company	561,384	93,166
	16.6%
Public Service Company of New Hampshire	1,176,826	166,788
	14.2%
Total Capitalization includes:
total common stockholder's equity
preferred stock not subject to mandatory redemption preferred stock subject to mandatory redemption long-term debt minority interest in consolidated subsidiaries rate reduction bond obligations notes payable to banks and affiliated companies current portion of long-term debt and preferred stock

Projected Capital Structure with RRBs
		Post
		Restructuring
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	2,516,800	40.46%
(2)	Other Debt and Preferred Stock	1,895,373	30.47%
(3)	Common Equity	1,808,972	29.08%
	Total Capitalization	6,221,145	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,489,082	45.85%
(2)	Other Debt and Preferred Stock	1,139,385	35.08%
(3)	Common Equity	619,043	19.06%
	Total Capitalization	3,247,510	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	302,718	53.92%
(2)	Other Debt and Preferred Stock	165,500	29.48%
(3)	Common Equity	93,166	16.60%
	Total Capitalization	561,384	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	725,000	61.61%
(2)	Other Debt and Preferred Stock	285,038	24.22%
(3)	Common Equity	166,788	14.17%
	Total Capitalization	1,176,826	100.00%

ASSUMPTIONS
(1)	Straight - Line Amortization	Per Year
	CL&P	84,000
	WMECO	20,000
	PSNH	50,000
(2)	Total Debt and Preferred Stock includes:
	preferred stock not subject to mandatory redemption preferred stock subject to mandatory redemption long-term debt
	minority interest in consolidated subsidiaries
	rate reduction bond obligations
	notes payable to banks and affiliated companies current portion of long-term debt and preferred stock
(3)	1% increase in capital reflects net impact of 2%
	increase in net income and 50% dividend payout



		Year 1
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	2,362,800	38.83%
(2)	Other Debt and Preferred Stock	1,895,373	31.15%
(3)	Common Equity	1,827,062	30.02%
	Total Capitalization	6,085,235	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,405,082	44.33%
(2)	Other Debt and Preferred Stock	1,139,385	35.95%
(3)	Common Equity	625,233	19.73%
	Total Capitalization	3,169,700	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	282,718	52.13%
(2)	Other Debt and Preferred Stock	165,500	30.52%
(3)	Common Equity	94,098	17.35%
	Total Capitalization	542,316	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	675,000	59.81%
(2)	Other Debt and Preferred Stock	285,038	25.26%
(3)	Common Equity	168,456	14.93%
	Total Capitalization	1,128,494	100.00%



		Year 2
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	2,208,800	37.13%
(2)	Other Debt and Preferred Stock	1,895,373	31.86%
(3)	Common Equity	1,845,332	31.02%
	Total Capitalization	5,949,505	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,321,082	42.73%
(2)	Other Debt and Preferred Stock	1,139,385	36.85%
(3)	Common Equity	631,486	20.42%
	Total Capitalization	3,091,953	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	262,718	50.21%
(2)	Other Debt and Preferred Stock	165,500	31.63%
(3)	Common Equity	95,039	18.16%
	Total Capitalization	523,257	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	625,000	57.86%
(2)	Other Debt and Preferred Stock	285,038	26.39%
(3)	Common Equity	170,140	15.75%
	Total Capitalization	1,080,178	100.00%



		Year 3
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	2,054,800	35.34%
(2)	Other Debt and Preferred Stock	1,895,373	32.60%
(3)	Common Equity	1,863,786	32.06%
	Total Capitalization	5,813,959	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,237,082	41.04%
(2)	Other Debt and Preferred Stock	1,139,385	37.80%
(3)	Common Equity	637,801	21.16%
	Total Capitalization	3,014,268	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	242,718	48.14%
(2)	Other Debt and Preferred Stock	165,500	32.82%
(3)	Common Equity	95,989	19.04%
	Total Capitalization	504,207	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	575,000	55.72%
(2)	Other Debt and Preferred Stock	285,038	27.62%
(3)	Common Equity	171,842	16.65%
	Total Capitalization	1,031,880	100.00%



		Year 4
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,900,800	33.47%
(2)	Other Debt and Preferred Stock	1,895,373	33.38%
(3)	Common Equity	1,882,424	33.15%
	Total Capitalization	5,678,597	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,153,082	39.27%
(2)	Other Debt and Preferred Stock	1,139,385	38.80%
(3)	Common Equity	644,179	21.94%
	Total Capitalization	2,936,646	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	222,718	45.91%
(2)	Other Debt and Preferred Stock	165,500	34.11%
(3)	Common Equity	96,949	19.98%
	Total Capitalization	485,167	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	525,000	53.38%
(2)	Other Debt and Preferred Stock	285,038	28.98%
(3)	Common Equity	173,560	17.65%
	Total Capitalization	983,598	100.00%



		Year 5
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,746,800	31.51%
(2)	Other Debt and Preferred Stock	1,895,373	34.19%
(3)	Common Equity	1,901,248	34.30%
	Total Capitalization	5,543,421	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,069,082	37.39%
(2)	Other Debt and Preferred Stock	1,139,385	39.85%
(3)	Common Equity	650,620	22.76%
	Total Capitalization	2,859,087	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	202,718	43.49%
(2)	Other Debt and Preferred Stock	165,500	35.50%
(3)	Common Equity	97,918	21.01%
	Total Capitalization	466,136	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	475,000	50.78%
(2)	Other Debt and Preferred Stock	285,038	30.47%
(3)	Common Equity	175,296	18.74%
	Total Capitalization	935,334	100.00%



		Year 6
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,592,800	29.45%
(2)	Other Debt and Preferred Stock	1,895,373	35.04%
(3)	Common Equity	1,920,260	35.50%
	Total Capitalization	5,408,433	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	985,082	35.41%
(2)	Other Debt and Preferred Stock	1,139,385	40.96%
(3)	Common Equity	657,127	23.62%
	Total Capitalization	2,781,594	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	182,718	40.87%
(2)	Other Debt and Preferred Stock	165,500	37.02%
(3)	Common Equity	98,898	22.12%
	Total Capitalization	447,116	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	425,000	47.91%
(2)	Other Debt and Preferred Stock	285,038	32.13%
(3)	Common Equity	177,049	19.96%
	Total Capitalization	887,087	100.00%



		Year 7
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,438,800	27.28%
(2)	Other Debt and Preferred Stock	1,895,373	35.94%
(3)	Common Equity	1,939,463	36.78%
	Total Capitalization	5,273,636	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	901,082	33.32%
(2)	Other Debt and Preferred Stock	1,139,385	42.13%
(3)	Common Equity	663,698	24.54%
	Total Capitalization	2,704,165	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	162,718	38.01%
(2)	Other Debt and Preferred Stock	165,500	38.66%
(3)	Common Equity	99,887	23.33%
	Total Capitalization	428,105	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	375,000	44.70%
(2)	Other Debt and Preferred Stock	285,038	33.98%
(3)	Common Equity	178,819	21.32%
	Total Capitalization	838,857	100.00%



		Year 8
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,284,800	25.00%
(2)	Other Debt and Preferred Stock	1,895,373	36.88%
(3)	Common Equity	1,958,857	38.12%
	Total Capitalization	5,139,030	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	817,082	31.11%
(2)	Other Debt and Preferred Stock	1,139,385	43.38%
(3)	Common Equity	670,335	25.52%
	Total Capitalization	2,626,802	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	142,718	34.89%
(2)	Other Debt and Preferred Stock	165,500	40.45%
(3)	Common Equity	100,885	24.66%
	Total Capitalization	409,103	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	325,000	41.11%
(2)	Other Debt and Preferred Stock	285,038	36.05%
(3)	Common Equity	180,608	22.84%
	Total Capitalization	790,646	100.00%




		Year 9
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,130,800	22.60%
(2)	Other Debt and Preferred Stock	1,895,373	37.87%
(3)	Common Equity	1,978,446	39.53%
	Total Capitalization	5,004,619	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	733,082	28.75%
(2)	Other Debt and Preferred Stock	1,139,385	44.69%
(3)	Common Equity	677,038	26.56%
	Total Capitalization	2,549,505	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	122,718	31.46%
(2)	Other Debt and Preferred Stock	165,500	42.42%
(3)	Common Equity	101,894	26.12%
	Total Capitalization	390,112	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	275,000	37.04%
(2)	Other Debt and Preferred Stock	285,038	38.39%
(3)	Common Equity	182,414	24.57%
	Total Capitalization	742,452	100.00%



		Year 10
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	976,800	20.06%
(2)	Other Debt and Preferred Stock	1,895,373	38.92%
(3)	Common Equity	1,998,230	41.03%
	Total Capitalization	4,870,403	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	649,082	26.25%
(2)	Other Debt and Preferred Stock	1,139,385	46.09%
(3)	Common Equity	683,809	27.66%
	Total Capitalization	2,472,276	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	102,718	27.68%
(2)	Other Debt and Preferred Stock	165,500	44.59%
(3)	Common Equity	102,913	27.73%
	Total Capitalization	371,131	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	225,000	32.41%
(2)	Other Debt and Preferred Stock	285,038	41.06%
(3)	Common Equity	184,238	26.54%
	Total Capitalization	694,276	100.00%



		Year 11
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	822,800	17.37%
(2)	Other Debt and Preferred Stock	1,895,373	40.02%
(3)	Common Equity	2,018,213	42.61%
	Total Capitalization	4,736,386	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	565,082	23.59%
(2)	Other Debt and Preferred Stock	1,139,385	47.57%
(3)	Common Equity	690,647	28.84%
	Total Capitalization	2,395,114	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	82,718	23.49%
(2)	Other Debt and Preferred Stock	165,500	47.00%
(3)	Common Equity	103,942	29.52%
	Total Capitalization	352,160	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	175,000	27.08%
(2)	Other Debt and Preferred Stock	285,038	44.12%
(3)	Common Equity	186,080	28.80%
	Total Capitalization	646,118	100.00%



		Year 12
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	668,800	14.53%
(2)	Other Debt and Preferred Stock	1,895,373	41.18%
(3)	Common Equity	2,038,395	44.29%
	Total Capitalization	4,602,568	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	481,082	20.75%
(2)	Other Debt and Preferred Stock	1,139,385	49.15%
(3)	Common Equity	697,553	30.09%
	Total Capitalization	2,318,020	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	62,718	18.82%
(2)	Other Debt and Preferred Stock	165,500	49.67%
(3)	Common Equity	104,982	31.51%
	Total Capitalization	333,200	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	125,000	20.90%
(2)	Other Debt and Preferred Stock	285,038	47.67%
(3)	Common Equity	187,941	31.43%
	Total Capitalization	597,979	100.00%


Break Even Straight Line Amortization
		Post
		Restructuring
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	2,516,800	40.46%
(2)	Other Debt and Preferred Stock	1,895,373	30.47%
(3)	Common Equity	1,808,972	29.08%
	Total Capitalization	6,221,145	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,489,082	45.85%
(2)	Other Debt and Preferred Stock	1,139,385	35.08%
(3)	Common Equity	619,043	19.06%
	Total Capitalization	3,247,510	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	302,718	53.92%
(2)	Other Debt and Preferred Stock	165,500	29.48%
(3)	Common Equity	93,166	16.60%
	Total Capitalization	561,384	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	725,000	61.61%
(2)	Other Debt and Preferred Stock	285,038	24.22%
(3)	Common Equity	166,788	14.17%
	Total Capitalization	1,176,826	100.00%


ASSUMPTIONS
(1)	Straight - Line Amortization
	Principal Repayment in 12 years	Per Year
	CL&P	124,090
	WMECO	25,227
	PSNH	60,417
(2)	Total Debt and Preferred Stock includes:
	preferred stock not subject to mandatory redemption preferred stock subject to mandatory redemption long-term debt
	minority interest in consolidated subsidiaries
	rate reduction bond obligations
	notes payable to banks and affiliated companies current portion of long-term debt and preferred stock
(3)	1% increase in capital reflects net impact of 2%
	increase in net income and 50% dividend payout



		Year 1
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	2,307,067	38.26%
(2)	Other Debt and Preferred Stock	1,895,373	31.43%
(3)	Common Equity	1,827,062	30.30%
	Total Capitalization	6,029,501	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,364,992	43.62%
(2)	Other Debt and Preferred Stock	1,139,385	36.41%
(3)	Common Equity	625,233	19.98%
	Total Capitalization	3,129,610	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	277,491.50	51.67%
(2)	Other Debt and Preferred Stock	165,500	30.81%
(3)	Common Equity	94,098	17.52%
	Total Capitalization	537,089	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	664,583	59.44%
(2)	Other Debt and Preferred Stock	285,038	25.49%
(3)	Common Equity	168,456	15.07%
	Total Capitalization	1,118,077	100.00%



		Year 2
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	2,097,333	35.93%
(2)	Other Debt and Preferred Stock	1,895,373	32.47%
(3)	Common Equity	1,845,332	31.61%
	Total Capitalization	5,838,039	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,240,902	41.20%
(2)	Other Debt and Preferred Stock	1,139,385	37.83%
(3)	Common Equity	631,486	20.97%
	Total Capitalization	3,011,772	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	252,265.00	49.19%
(2)	Other Debt and Preferred Stock	165,500	32.27%
(3)	Common Equity	95,039	18.53%
	Total Capitalization	512,804	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	604,167	57.03%
(2)	Other Debt and Preferred Stock	285,038	26.91%
(3)	Common Equity	170,140	16.06%
	Total Capitalization	1,059,345	100.00%



		Year 3
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,887,600	33.43%
(2)	Other Debt and Preferred Stock	1,895,373	33.57%
(3)	Common Equity	1,863,786	33.01%
	Total Capitalization	5,646,759	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	1,116,812	38.59%
(2)	Other Debt and Preferred Stock	1,139,385	39.37%
(3)	Common Equity	637,801	22.04%
	Total Capitalization	2,893,997	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	227,038.50	46.47%
(2)	Other Debt and Preferred Stock	165,500	33.88%
(3)	Common Equity	95,989	19.65%
	Total Capitalization	488,528	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	543,750	54.34%
(2)	Other Debt and Preferred Stock	285,038	28.49%
(3)	Common Equity	171,842	17.17%
	Total Capitalization	1,000,630	100.00%



		Year 4
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,677,867	30.75%
(2)	Other Debt and Preferred Stock	1,895,373	34.74%
(3)	Common Equity	1,882,424	34.50%
	Total Capitalization	5,455,663	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	992,721	35.76%
(2)	Other Debt and Preferred Stock	1,139,385	41.04%
(3)	Common Equity	644,179	23.20%
	Total Capitalization	2,776,285	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	201,812.00	43.47%
(2)	Other Debt and Preferred Stock	165,500	35.65%
(3)	Common Equity	96,949	20.88%
	Total Capitalization	464,261	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	483,333	51.31%
(2)	Other Debt and Preferred Stock	285,038	30.26%
(3)	Common Equity	173,560	18.43%
	Total Capitalization	941,932	100.00%



		Year 5
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,468,133	27.89%
(2)	Other Debt and Preferred Stock	1,895,373	36.00%
(3)	Common Equity	1,901,248	36.11%
	Total Capitalization	5,264,754	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	868,631	32.67%
(2)	Other Debt and Preferred Stock	1,139,385	42.86%
(3)	Common Equity	650,620	24.47%
	Total Capitalization	2,658,637	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	176,585.50	40.13%
(2)	Other Debt and Preferred Stock	165,500	37.61%
(3)	Common Equity	97,918	22.25%
	Total Capitalization	440,004	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	422,917	47.88%
(2)	Other Debt and Preferred Stock	285,038	32.27%
(3)	Common Equity	175,296	19.85%
	Total Capitalization	883,251	100.00%



		Year 6
			%
Northeast Utilities
(1)	Rate Reduction Bonds	1,258,400	24.80%
(2)	Other Debt and Preferred Stock	1,895,373	37.35%
(3)	Common Equity	1,920,260	37.84%
	Total Capitalization	5,074,033	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	744,541	29.30%
(2)	Other Debt and Preferred Stock	1,139,385	44.84%
(3)	Common Equity	657,127	25.86%
	Total Capitalization	2,541,053	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	151,359.00	36.41%
(2)	Other Debt and Preferred Stock	165,500	39.81%
(3)	Common Equity	98,898	23.79%
	Total Capitalization	415,757	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	362,500	43.96%
(2)	Other Debt and Preferred Stock	285,038	34.57%
(3)	Common Equity	177,049	21.47%
	Total Capitalization	824,587	100.00%



		Year 7
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	1,048,667	21.47%
(2)	Other Debt and Preferred Stock	1,895,373	38.81%
(3)	Common Equity	1,939,463	39.71%
	Total Capitalization	4,883,502	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	620,451	25.60%
(2)	Other Debt and Preferred Stock	1,139,385	47.01%
(3)	Common Equity	663,698	27.39%
	Total Capitalization	2,423,534	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	126,132.50	32.22%
(2)	Other Debt and Preferred Stock	165,500	42.27%
(3)	Common Equity	99,887	25.51%
	Total Capitalization	391,519	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	302,083	39.44%
(2)	Other Debt and Preferred Stock	285,038	37.21%
(3)	Common Equity	178,819	23.35%
	Total Capitalization	765,941	100.00%



		Year 8
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	838,933	17.88%
(2)	Other Debt and Preferred Stock	1,895,373	40.39%
(3)	Common Equity	1,958,857	41.74%
	Total Capitalization	4,693,164	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	496,361	21.52%
(2)	Other Debt and Preferred Stock	1,139,385	49.41%
(3)	Common Equity	670,335	29.07%
	Total Capitalization	2,306,081	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	100,906.00	27.47%
(2)	Other Debt and Preferred Stock	165,500	45.06%
(3)	Common Equity	100,885	27.47%
	Total Capitalization	367,291	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	241,667	34.17%
(2)	Other Debt and Preferred Stock	285,038	40.30%
(3)	Common Equity	180,608	25.53%
	Total Capitalization	707,312	100.00%




		Year 9
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	629,200	13.97%
(2)	Other Debt and Preferred Stock	1,895,373	42.09%
(3)	Common Equity	1,978,446	43.94%
	Total Capitalization	4,503,019	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	372,270	17.01%
(2)	Other Debt and Preferred Stock	1,139,385	52.06%
(3)	Common Equity	677,038	30.93%
	Total Capitalization	2,188,694	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	75,679.50	22.06%
(2)	Other Debt and Preferred Stock	165,500	48.24%
(3)	Common Equity	101,894	29.70%
	Total Capitalization	343,074	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	181,250	27.94%
(2)	Other Debt and Preferred Stock	285,038	43.94%
(3)	Common Equity	182,414	28.12%
	Total Capitalization	648,702	100.00%



		Year 10
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	419,467	9.73%
(2)	Other Debt and Preferred Stock	1,895,373	43.94%
(3)	Common Equity	1,998,230	46.33%
	Total Capitalization	4,313,070	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	248,180	11.98%
(2)	Other Debt and Preferred Stock	1,139,385	55.01%
(3)	Common Equity	683,809	33.01%
	Total Capitalization	2,071,374	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	50,453.00	15.82%
(2)	Other Debt and Preferred Stock	165,500	51.90%
(3)	Common Equity	102,913	32.27%
	Total Capitalization	318,866	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	120,833	20.48%
(2)	Other Debt and Preferred Stock	285,038	48.30%
(3)	Common Equity	184,238	31.22%
	Total Capitalization	590,109	100.00%



		Year 11
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	209,733	5.09%
(2)	Other Debt and Preferred Stock	1,895,373	45.97%
(3)	Common Equity	2,018,213	48.95%
	Total Capitalization	4,123,319	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	124,090	6.35%
(2)	Other Debt and Preferred Stock	1,139,385	58.31%
(3)	Common Equity	690,647	35.34%
	Total Capitalization	1,954,122	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	25,226.50	8.56%
(2)	Other Debt and Preferred Stock	165,500	56.16%
(3)	Common Equity	103,942	35.27%
	Total Capitalization	294,669	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	60,417	11.37%
(2)	Other Debt and Preferred Stock	285,038	53.63%
(3)	Common Equity	186,080	35.01%
	Total Capitalization	531,535	100.00%



		Year 12
		$	%
Northeast Utilities
(1)	Rate Reduction Bonds	-   	0.00%
(2)	Other Debt and Preferred Stock	 1,895,373	48.18%
(3)	Common Equity	 2,038,395	51.82%
	Total Capitalization	 3,933,768	100.00%
The Connecticut Light and Power Company
(1)	Rate Reduction Bonds	-   	0.00%
(2)	Other Debt and Preferred Stock	 1,139,385	62.03%
(3)	Common Equity	 697,553	37.97%
	Total Capitalization	 1,836,938	100.00%
Western Massachusetts Electric Company
(1)	Rate Reduction Bonds	-   	0.00%
(2)	Other Debt and Preferred Stock	 165,500	61.19%
(3)	Common Equity	 104,982	38.81%
	Total Capitalization	 270,482	100.00%
Public Service Company of New Hampshire
(1)	Rate Reduction Bonds	-   	0.00%
(2)	Other Debt and Preferred Stock	 285,038	60.26%
(3)	Common Equity	 187,941	39.74%
	Total Capitalization	 472,979	100.00%